October 6, 2017

THE DREYFUS/LAUREL FUNDS, INC.
-Dreyfus Tax Sensitive Total Return Bond Fund

Supplement to Current Summary and Statutory Prospectuses

The following information supersedes and replaces the information contained in "Portfolio Management" in the fund's summary prospectus and "Fund Summary – Portfolio Management" in the fund's statutory prospectuses:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's subadviser is Standish Mellon Asset Management Company LLC (Standish).

Thomas Casey, Daniel Rabasco and Jeffrey Burger are the fund's primary portfolio managers, positions they have held since April 2010, February 2014 and March 2014, respectively.  Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish.  Mr. Rabasco is the chief investment officer for tax sensitive fixed-income at Standish.  Mr. Burger is a portfolio manager for tax sensitive strategies at Standish.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the fund's statutory prospectuses:

Thomas Casey, Daniel Rabasco and Jeffrey Burger are the fund's primary portfolio managers, positions they have held since April 2010, February 2014 and March 2014, respectively.  Messrs. Casey, Rabasco and Burger are jointly and primarily responsible for managing the fund's portfolio.  Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish, where he has been employed since July 1993.  Mr. Rabasco is the chief investment officer for tax sensitive fixed-income at Standish, where he has been employed since 1998. Mr. Burger is a portfolio manager for tax sensitive strategies at Standish, where he has been employed since July 2009.

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